Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

June 30, 2009

($ millions)

General Account Investments	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	9,982	92	2,441	7,633
Residential mortgage-backed securities (b)	10,149	308	109	10,348
Commercial mortgage-backed securities (c)	7,945	96	800	7,241

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)	22,235	(293)	21,942

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	27	14	16	12	421	490	305
	2006	76	142	76	139	692	1,125	833
	2005	5	8	—	—	10	23	18
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		108	164	92	151	1,123	1,638	1,156

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	2	15	—	—	302	319	160
	2006	20	143	92	89	1,023	1,367	677
	2005	—	80	89	93	274	536	248
	2004 and prior	71	424	308	172	121	1,096	629

Total all other portfolios		93	662	489	354	1,720	3,318	1,714

Total collateralized by sub-prime mortgages (2)		201	826	581	505	2,843	4,956	2,870

Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	409	487	16	912	942
Collateralized by auto loans		602	50	14	62	12	740	736
Collateralized by credit cards		437	—	1	662	—	1,100	1,048
Collateralized by non-sub-prime mortgages		995	47	8	37	18	1,105	1,095
Other (4)		543	132	58	114	322	1,169	942

Total asset-backed securities		2,778	1,055	1,071	1,867	3,211	9,982	7,633

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

June 30, 2009

($ millions)

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, commercial paper issuances and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 32% as of June 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of June 30, 2009, based on amortized cost, approximately 78% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 43% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $4.956 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of June 30, 2009 were $1.340 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 44% European corporate and bank bonds, 22% bank capital, 11% European asset-backed securities, and 23% other. As of June 30, 2009, the amortized cost and fair value shown in the table above includes the $(600) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $124 million and fair value of $71 million, with less than 1% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are asset-backed securities held outside the general account in other entities and operations with amortized cost of $238 million and fair value of $229 million. Based on amortized cost, 85% of these securities have credit ratings of AAA, 1% have A A credit ratings, 1% have A credit ratings, and the remaining 13% have credit ratings of BBB or below. As of June 30, 2009, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $1 million, all of which have AAA credit ratings, primarily in the 2006 vintage. As of June 30, 2009, there was $21 million in collateralized debt obligations held outside the general account in other entities and operations.

Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $0.7 billion of trading account assets supporting insurance liabilities, the investment results of which we expect will ultimately accrue to contract holders. An additional $1.6 billion of asset-backed securities as of June 30, 2009 are classified as other trading, including $21 million held outside the general account, 98% of which have credit ratings of AAA, and 2% of which have credit ratings of B and $1.6 billion included in our general account, 95% of which have credit ratings of A or above and 4% have BBB credit ratings and the remaining 1% are BB and below.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

June 30, 2009

($ millions)

(b) Supplemental information for residential mortgage-backed securities:

As of June 30, 2009, based on amortized cost, $10.061 billion of the general account residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by impicit or expicit government guarantees and have credit ratings of AA or above. Collateralized mortgage obligations, including approximately $43 million secured by “ALT-A” mortgages, represented the remaining $88 million of residential mortgage-backed securities; and 54% have credit ratings of A or above, and the remaining 46% with B credit ratings or higher.

Excluded from the above are residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $741 million and fair value of $760 million, virtually all of which have AAA credit ratings.

Also excluded from the above are $1.4 billion of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which we expect will ultimately accrue to contract holders, and $118 million of residental mortgage-backed securities classified as other trading.

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	175	—	30	98	26	329	283
2007	1,555	—	3	53	84	1,695	1,512
2006	3,115	—	—	6	4	3,125	2,809
2005	1,580	—	—	12	18	1,610	1,529
2004 and prior	1,062	88	22	10	4	1,186	1,108

Total (1) (2)	7,487	88	55	179	136	7,945	7,241

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 33% as of June 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of June 30, 2009, based on amortized cost, approximately 93% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 78% have estimated credit subordination percentages of 30% or more.
(2)	Included in the table above are commercial mortgage-backed securities collateralized by non-U.S. properties with amortized cost of $11 million in AAA, none in AA, $33 million in A, $168 million in BBB and $132 million in BB and below.

Excluded from the table above are commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $67 million and fair value of $64 million, 90% of which have credit ratings of A or better and the remaining 10% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.1 billion of trading account assets supporting insurance liabilities, the investment results of which we expect will ultimately accrue to contract holders, and $119 million of other trading account assets.

An additional $1 million of commercial mortgage-backed securities held outside the general account as of June 30, 2009 are classified as other trading, all of which have AAA credit ratings.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

June 30, 2009

($ millions)

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,491	20.2%
Retail stores	3,965	17.9%
Office buildings	3,882	17.5%
Apartment complexes	3,399	15.3%
Other	1,768	8.0%
Hospitality	1,164	5.2%
Agricultural properties	1,148	5.2%

Subtotal of commercial mortgages	19,817	89.2%
Uncollateralized loans	1,316	5.9%
Collateralized by residential properties	915	4.1%
Other collateralized loans	187	0.8%

Total commercial mortgage and other loans	22,235	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Current	22,096
Delinquent, not in foreclosure	69
Delinquent, in foreclosure	7
Restructured	63

Total commercial mortgage and other loans	22,235

As of June 30, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Financial Services Businesses was 62% and 1.83 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

June 30, 2009

($ millions)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	5,197	29	1,675	3,551
Residential mortgage-backed securities (b)	2,862	105	73	2,894
Commercial mortgage-backed securities (c)	3,789	9	342	3,456

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)	8,859	(126)	8,733

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	23	14	16	13	282	348	221
	2006	78	147	78	134	491	928	693
	2005	5	8	—	—	8	21	17
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		106	169	94	147	781	1,297	931

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	29	10	—	—	305	344	181
	2006	100	—	39	63	956	1,158	624
	2005	21	158	72	61	103	415	228
	2004 and prior	31	438	101	128	65	763	469

Total all other portfolios		181	606	212	252	1,429	2,680	1,502

Total collateralized by sub-prime mortgages (2)		287	775	306	399	2,210	3,977	2,433

Other asset-backed securities:
Collateralized by credit cards		131	—	—	429	—	560	496
Collateralized by auto loans		124	3	—	23	—	150	148
Externally managed investments in the European market (3)		—	—	78	77	—	155	176
Collateralized by education loans		119	20	—	—	6	145	134
Other (4)		89	7	22	21	71	210	164

Total asset-backed securities		750	805	406	949	2,287	5,197	3,551

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 33% as of June 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of June 30, 2009 based on amortized cost, approximately 83% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 48% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $3.977 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of June 30, 2009 were $1.335 million of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 44% European corporate and bank bonds, 22% bank capital, 11% European asset-backed securities, and 23% other. As of June 30, 2009, the amortized cost and fair value shown in the table above includes the $(126) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $16 million and fair value of $10 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $25 million of asset-backed securities classified as trading and carried at fair value, of which 37% are rated A or above and 63% have BBB credit ratings.

(b) Supplemental information for residential mortgage-backed securities:

As of June 30, 2009, based on amortized cost, $2.525 billion of the residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $133 million secured by “ALT-A” mortgages, represented the remaining $337 million of residential mortgage-backed securities and 37% have credit ratings of AAA, 2% have AA credit ratings, 18% have A credit ratings, 4% have BBB credit ratings, 30% have BB credit ratings and the remaining 9% have B credit ratings.

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	10	—	—	—	—	10	9
2007	439	—	19	—	—	458	395
2006	857	—	—	—	—	857	751
2005	1,275	—	—	—	—	1,275	1,177
2004 and prior	1,108	37	43	1	—	1,189	1,124

Total (1)	3,689	37	62	1	—	3,789	3,456

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Closed Block Business was 32% as of June 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of June 30, 2009, based on amortized cost, approximately 93% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 60% have estimated credit subordination percentages of 30% or more.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

June 30, 2009

($ millions)

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,965	22.2%
Office buildings	1,799	20.3%
Retail stores	1,682	19.0%
Apartment complexes	1,659	18.7%
Agricultural properties	748	8.4%
Other properties	549	6.2%
Hospitality	416	4.7%

Subtotal of commercial mortgages	8,818	99.5%
Uncollateralized loans	40	0.5%
Collateralized by residential properties	1	0.0%
Other collateralized loans	—	0.0%

Total commercial mortgage and other loans	8,859	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Current	8,827
Delinquent, not in foreclosure	3
Delinquent, in foreclosure	—
Restructured	29

Total commercial mortgage and other loans	8,859

As of June 30, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Closed Block Business was 56% and 1.94 times, respectively.